Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Tax at federal statutory rate	$ (30,385)	$ (24,998)
State, net of federal benefit	60	61
Stock options	4,097	3,225
Non-deductible warrant expenses	272	(365)
Tax Reform federal rate change	36,460	0
Change in valuation allowance	(10,512)	22,385
Other	1,847	940
Total	$ 1,839	$ 1,250	$ 328